Putnam
International
Fund 2000

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-04

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In recent months we have communicated with you about Putnam's commitment to establishing the highest fiduciary standards in the investment management industry. The firm's efforts took a step forward in January with a series of initiatives that were outlined in a letter to shareholders from Putnam President and CEO Ed Haldeman. Among other things, Putnam is placing voluntary limits on fund expenses and reducing sales loads. In addition, beginning this spring, shareholder communications will provide enhanced disclosure, including a comparison of fund costs with industry averages and a gauge of each fund's relative risk. They will also disclose the number of shares held by Putnam employees and discuss how the portfolio management team is compensated. Another new measure, taking effect April 19, 2004, will impose a 2% fee on shares that are sold within 5 days of purchase. This redemption fee demonstrates Putnam's commitment to preventing short-term trading in its funds, which can be detrimental to shareholders.

These changes serve to advance shareholder interests and provide a framework to help you make financial decisions. We encourage you to review the new disclosure as it is implemented and discuss it with your financial advisor. While we are pleased with this progress, the Trustees and Putnam are continuing to explore other measures that may provide greater transparency and enhanced protection for long-term shareholders.

With regard to your fund, during the 12 months ended January 31, 2004, management was able to take advantage of the global economic and market recoveries to capture solid absolute returns. Management believes that due to the portfolio's avoidance of higher-risk securities, your fund underperformed its benchmark for the year. On the following pages, your portfolio management team gives a full account of performance for the period just ended and its outlook on the new fiscal year.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

March 17, 2004


Report from Fund Management

Fund highlights

 * Putnam International Fund 2000's class A shares returned 34.41% at net asset value (NAV) and 26.61% at public offering price (POP) for the annual period ended January 31, 2004.

 * Due primarily to the portfolio's focus on the less economically sensitive stocks of well-established companies, the fund underperformed its benchmark, the MSCI EAFE Index, which returned 46.67% for the same period.

 * See the Performance Summary beginning on page 9 for complete fund performance and comparative performance.

Performance commentary

During your fund's fiscal year, which ended January 31, 2004, stock markets in both the United States and abroad experienced dramatic recoveries from their lows in 2002. While your fund was able to capitalize on this broad-based recovery, it lagged its benchmark for a number of reasons. First, the management team maintained a strategy of buying and holding what we consider high-quality companies with positive cash flows that trade at reasonable prices. The stocks of companies displaying these characteristics generally lagged during the rally, which was led by more speculative stocks. Second, we favor large-capitalization stocks with some mid-cap exposure, but during this rally, small- and mid-cap stocks had the best results. Third, our underweight position in Europe and Australia detracted from the fund's relative performance, as those countries' currencies were among the world's strongest during the year.

FUND PROFILE

Putnam International Fund 2000 is designed for investors seeking long-term capital appreciation through investments primarily in equity securities of issuers outside the United States. Without a predetermined bias toward growth or value stocks, the fund invests in a concentrated stock portfolio of market leaders believed to be priced below their worth. It may be suitable for investors willing to accept the risks of investing in international markets.


Market overview

Your fund's 2004 fiscal year was marked by strong stock performance across a variety of countries and sectors, and among both growth and value stocks. The best performers tended to be smaller-cap stocks, which have traditionally had high levels of volatility. During the first quarter of 2003, small-cap stocks were trading at prices that reflected extremely negative investor sentiment and, in our opinion, a belief that international stock markets and economies would get worse before they got better. This belief never materialized, however; by the end of March, as the United States began military operations in Iraq, much of the uncertainty in the U.S. markets began to subside and stock prices started to appreciate. Global markets followed suit, as a number of economies that had been relatively stagnant over the past few years, including France, Germany, and Japan, began to show small signs of recovery.

On a currency level, the U.S. dollar continued to weaken during the 12-month period, which was a benefit to U.S. investors with holdings overseas, as their returns in international currencies were boosted by being translated back into dollar figures.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 1/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 46.67%
-------------------------------------------------------------------------------
Citigroup World Ex-U.S. Primary Markets Growth Index                   43.28%
-------------------------------------------------------------------------------
Citigroup World Ex-U.S. Primary Markets Value Index                    50.77%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     34.57%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             58.03%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.85%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.46%
-------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                       26.55%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 1/31/04.
-------------------------------------------------------------------------------

Strategy overview

Your fund management team's stock selection process identified what we believed were a number of reasonably priced stocks of well-established companies with positive cash flows and strong balance sheets. At the beginning of the reporting period, with the state of global economies uncertain, the team had sought to reduce some of the portfolio's risk exposure by spreading assets across countries, company sizes, and sectors. The fund's focus on identifying and holding stocks of companies with high future cash flows, combined with a strategy of active diversification, resulted in strong absolute returns, but an underperformance of the fund's benchmark.

The stocks that performed best during the 12-month period were not the types of stocks your fund typically holds. The strongest gains came from stocks of companies with weaker balance sheets and low cash flows -- namely, companies that would have been in financial jeopardy if the economy had continued to deteriorate. As the economy began to recover, the prices of those stocks rose sharply in turn to reflect improving conditions for those companies. The team believes that this "low-quality" rally could be a short-term phenomenon and that as economic conditions stabilize, the industry leaders your fund seeks to invest in stand to benefit.

In comparison with the benchmark index, on a geographic basis, the fund's underweight positions in Japan and parts of Europe and its overweight position in South Korea and Switzerland both detracted from relative returns, primarily for currency exchange reasons. The portfolio had overweight positions in companies in those two particular countries, and currently maintains a positive outlook on them.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                       as of 7/31/03          as of 1/31/04

United Kingdom             12.6%                  18.3%

Japan                      16.9%                  15.4%

Switzerland                15.1%                  14.7%

France                     10.4%                  11.0%

South Korea                 5.7%                   6.5%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Stock selection produced strong absolute returns virtually across the board during the period, but the fund's weightings relative to its benchmark contributed to its underperformance. Total SA, for example, was one of the best performing stocks in the oil and gas industry during the period and offers what we believe is a strong competitive position going forward. However, oil and gas as an industry lagged the overall market, and as a result, the fund's overweight position in the stock detracted from relative returns. The same was true of Altadis, a French and Spanish tobacco conglomerate. Tobacco was one of the market's weaker sectors during the year, despite this company's strengthening positions in France, Spain, and Germany.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Canon, Inc.
   Japan
   Office equipment and supplies

 2 Total SA Class B
   France
   Oil and gas

 3 Vodafone Group PLC
   United Kingdom
   Telecommunications

 4 Samsung Electronics Co., Ltd. GDR
   South Korea
   Electronics

 5 Ciba Specialty Chemicals AG
   Switzerland
   Chemicals

 6 NTT DoCoMo, Inc.
   Japan
   Telecommunications

 7 Altadis SA
   Spain
   Tobacco

 8 Toyota Motor Corp.
   Japan
   Automotive

 9 Diageo PLC
   United Kingdom
   Beverage

10 Danske Bank A/S
   Denmark
   Banking

Footnote reads:
These holdings represent 44.6% of the fund's net assets as of 1/31/04. The fund's holdings will change over time.


The largest negative contributor on a relative basis was Ciba, a Swiss specialty chemical company. Ciba develops and produces, among other things, pigments used for automotive paints, especially the color red. While the company has little direct competition and the automotive industry performed well during the period, a particularly strong Swiss franc versus the weakening U.S. dollar cut into the company's profitability. Ciba continued to produce a high cash flow, however, and the team believes as the current cyclical recovery expands into other areas of Ciba's business the company will be well-positioned to take advantage of improving conditions.

Two stocks that contributed positively to relative returns were Samsung and BHP Billiton. Samsung, a South Korean consumer electronics manufacturer, continued to post solid returns, due to strength in its memory, wireless handset, and flat-panel display businesses. Samsung has seen demand for its TFT-LCD television sets (a certain type of flat-panel display) increase significantly, and the fund benefited from its overweight position in the stock. BHP Billiton PLC also helped your fund's returns for the period. The company is an Australian diversified natural resources conglomerate that mines and trades natural resources commodities, including iron ore, precious metals, and energy. Those commodities appreciated in price substantially during the period due in part to increased demand from China, which is currently experiencing a construction boom.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam International Core Team. The members of the team are Joshua Byrne (Portfolio Leader), Shigeki Makino
(Portfolio Member), Heather Arnold, Simon Davis, Daniel Grana, Pamela Holding, Stephen Oler, Melissa Reilly, and George Stairs.

OF SPECIAL INTEREST

Putnam introduces a new redemption fee to protect long-term investors in the funds. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 calendar days of purchase. The fee applies to all Putnam funds except money market funds, variable annuity funds, and closed-end funds. Beginning on April 19, 2004, a 1% redemption fee currently applicable to international, global, and taxable high-yield funds will be imposed on shares that are exchanged or redeemed within 6 to 90 days of purchase. Please see your fund's prospectus for additional information or talk to your financial advisor.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As we move into the fund's next fiscal year, we have confidence that market leadership will begin to shift toward larger-capitalization industry leaders such as those your fund seeks to identify. The team expects the global economic recovery will continue, given the encouraging current economic data and the high degree of liquidity in the markets. We also anticipate that the recovery will continue to be cyclical in nature and that stock selection across market capitalizations and countries will play a key role in fund performance.

The team believes that Asia, including China and emerging markets, will continue to grow, but that the companies that benefit from this growth, will not be limited to those areas of the world. We will maintain our focus on identifying undervalued companies located around the world as we work to pursue strong performance for our shareholders.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. This fund concentrates its assets in fewer stocks, which can affect your fund's performance.


Performance summary

This section shows your fund's performance during its fiscal year, which ended January 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


--------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 1/31/04
--------------------------------------------------------------------
                                                     MSCI EAFE
Since inception (5/30/00)        NAV        POP        Index
--------------------------------------------------------------------
1 year                         34.41%     26.61%       46.67%
--------------------------------------------------------------------
Life of fund                  -12.37     -17.42       -13.72
Annual average                 -3.52      -5.07        -3.94
--------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A shares reflect a sales charge of 5.75% (they do not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). This fund is sold on a limited basis with limited assets and expenses are limited. Had expenses not been limited, returns would have been lower.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 5/30/00 to 1/31/04

                       Fund's class A         MSCI EAFE
Date                    shares at POP           Index

5/30/00                    9,425               10,000
6/30/00                    9,978               10,391
12/31/00                   8,974                9,297
6/30/01                    7,530                7,938
12/31/01                   7,375                7,303
6/30/02                    7,353                7,185
12/31/02                   6,389                6,139
6/30/03                    6,867                6,721
12/31/03                   8,135                8,508
1/31/04                   $8,258               $8,628

Footnote reads:
Data represent past performance. Past performance does not guarantee future results.


---------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 1/31/04
---------------------------------------------------------------------
Distributions (number)                  1
---------------------------------------------------------------------
Income                                  $0.047
---------------------------------------------------------------------
Capital gains                           --
---------------------------------------------------------------------
Total                                   $0.047
---------------------------------------------------------------------
Share value:                            NAV          POP
---------------------------------------------------------------------
1/31/03                                  $5.52       $5.86
---------------------------------------------------------------------
1/31/04                                   7.37        7.78*
---------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.

---------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------
Since inception (5/30/00)        NAV        POP
---------------------------------------------------------------------
1 year                         27.33%     20.01%
---------------------------------------------------------------------
Life of fund                  -13.68     -18.65
Annual average                 -4.01      -5.58
---------------------------------------------------------------------

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%).


Comparative indexes

Citigroup World Ex-U.S. Primary Markets Growth Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their growth orientation.

Citigroup World Ex-U.S. Primary Markets Value Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their value orientation.

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees of Putnam Funds Trust and Shareholders of Putnam
International Fund 2000

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Fund 2000 (a series of Putnam Funds Trust (the "trust")), at January 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at January 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 9, 2004


The fund's portfolio
January 31, 2004

Common stocks (98.7%) (a)
Number of shares                                                          Value

Australia (2.3%)
-------------------------------------------------------------------------------
         1,944 News Corp., Ltd. (The) ADR                               $71,578

Bermuda (1.7%)
-------------------------------------------------------------------------------
           682 XL Capital, Ltd. Class A                                  54,219

Canada (3.4%)
-------------------------------------------------------------------------------
           841 Canadian National Railway Co.                             50,158
         1,077 Four Seasons Hotels, Inc.                                 56,521
                                                                 --------------
                                                                        106,679

China (--%)
-------------------------------------------------------------------------------
         1,000 China Life Insurance Co., Ltd. (NON)                         733

Denmark (3.1%)
-------------------------------------------------------------------------------
         4,100 Danske Bank A/S                                           96,767

France (11.0%)
-------------------------------------------------------------------------------
         1,169 BNP Paribas SA                                            72,601
           615 Christian Dior SA                                         39,684
         1,083 Total SA Class B                                         190,345
         1,385 Veolia Environnement                                      38,965
                                                                 --------------
                                                                        341,595

Ireland (2.9%)
-------------------------------------------------------------------------------
         5,294 Allied Irish Banks PLC                                    89,035

Italy (2.5%)
-------------------------------------------------------------------------------
         4,150 ENI SpA                                                   77,063

Japan (15.4%)
-------------------------------------------------------------------------------
         4,000 Canon, Inc.                                              204,120
            56 NTT DoCoMo, Inc.                                         121,187
         1,000 SECOM Co., Ltd.                                           39,029
         3,400 Toyota Motor Corp.                                       111,170
                                                                 --------------
                                                                        475,506

Mexico (2.0%)
-------------------------------------------------------------------------------
         1,786 Telefonos de Mexico SA de CV
               (Telmex) ADR                                              61,456

Netherlands (2.3%)
-------------------------------------------------------------------------------
         3,151 TPG NV                                                    72,602

New Zealand (2.0%)
-------------------------------------------------------------------------------
        16,035 Telecom Corp. of New Zealand, Ltd.                        60,826

Singapore (4.6%)
-------------------------------------------------------------------------------
         8,000 Singapore Airlines, Ltd.                                  53,349
         8,000 Singapore Press Holdings, Ltd.                            89,702
                                                                 --------------
                                                                        143,051

South Korea (6.5%)
-------------------------------------------------------------------------------
         3,010 KT Corp. ADR (NON)                                        56,227
           648 Samsung Electronics Co., Ltd. GDR                        143,694
                                                                 --------------
                                                                        199,921

Spain (3.8%)
-------------------------------------------------------------------------------
         4,060 Altadis SA                                               118,257

Sweden (2.2%)
-------------------------------------------------------------------------------
         5,200 Securitas AB Class B                                      69,129

Switzerland (14.7%)
-------------------------------------------------------------------------------
         1,895 Ciba Specialty Chemicals AG (NON)                        143,328
           219 Nestle SA                                                 57,705
         1,633 Novartis AG                                               73,420
         2,834 Swatch Group AG (The)                                     75,911
           628 Swiss Reinsurance Co.                                     45,605
            57 Synthes-Stratec, Inc.                                     58,538
                                                                 --------------
                                                                        454,507

United Kingdom (18.3%)
-------------------------------------------------------------------------------
         1,430 AstraZeneca PLC                                           67,727
        10,007 BHP Billiton PLC                                          82,240
         8,305 Diageo PLC                                               108,841
         5,687 HSBC Holdings PLC                                         87,574
        58,094 Vodafone Group PLC                                       145,395
         6,840 WPP Group PLC                                             75,510
                                                                 --------------
                                                                        567,287
                                                                 --------------
               Total Common stocks (cost $2,359,809)                 $3,060,211

Short-term investments (3.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $65,154 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.00% to 1.05% due February 2, 2004
               (d)                                                      $65,150
        36,494 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.85% to 1.13%
               and due dates ranging from February
               2, 2004 to March 30, 2004 (d)                             36,494
                                                                 --------------
               Total Short-term investments
               (cost $101,644)                                         $101,644

-------------------------------------------------------------------------------
               Total Investments (cost $2,461,453)                   $3,161,855
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,099,193.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts and Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentrations greater than 10% at January 31, 2004
      (as a percentage of net assets):

           Telecommunications      14.4%
           Banking                 11.2

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
January 31, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $64,398 of
securities on loan (identified cost $2,461,453) (Note 1)           $3,161,855
-------------------------------------------------------------------------------
Foreign currency (cost $56) (Note 1)                                       60
-------------------------------------------------------------------------------
Dividends, interest and other receivables                              11,818
-------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                          465
-------------------------------------------------------------------------------
Total assets                                                        3,174,198

Liabilities
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                757
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                  2,131
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                3
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                     65,150
-------------------------------------------------------------------------------
Other accrued expenses                                                  6,964
-------------------------------------------------------------------------------
Total liabilities                                                      75,005
-------------------------------------------------------------------------------
Net assets                                                         $3,099,193

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                    $4,255,303
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                     (1,857,811)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                     701,701
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                 $3,099,193

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,099,193 divided by 420,681 shares)                                  $7.37
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $7.37)*                  $7.78
-------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended January 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $8,296)                              $54,422
-------------------------------------------------------------------------------
Interest                                                                  297
-------------------------------------------------------------------------------
Securities lending                                                         88
-------------------------------------------------------------------------------
Total investment income                                                54,807

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                       27,814
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                          4,778
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              1,790
-------------------------------------------------------------------------------
Administrative services (Note 2)                                           40
-------------------------------------------------------------------------------
Reports to shareholders                                                 5,633
-------------------------------------------------------------------------------
Auditing                                                               32,123
-------------------------------------------------------------------------------
Legal                                                                  11,843
-------------------------------------------------------------------------------
Other                                                                     177
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                               98
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                         (98)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                        (38,304)
-------------------------------------------------------------------------------
Total expenses                                                         45,894
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                               (259)
-------------------------------------------------------------------------------
Net expenses                                                           45,635
-------------------------------------------------------------------------------
Net investment income                                                   9,172
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                       75,430
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)               717
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                        343
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year            738,772
-------------------------------------------------------------------------------
Net gain on investments                                               815,262
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 $824,434
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended January 31
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                                 $9,172          $10,789
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                         76,147         (334,141)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                           739,115           10,770
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            824,434         (312,582)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
   Class A                                           (19,641)          (5,197)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                            (153,161)      (2,725,055)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets              651,632       (3,042,834)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                  2,447,561        5,490,395
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $-- and $2,163,
respectively)                                     $3,099,193       $2,447,561
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                                                                                          For the
                                                                                                           period
                                                                                                           May 30,
                                                                                                            2000+
Per-share                                                            Year ended January 31               to Jan. 31
operating performance                                        2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                         $5.52           $6.31           $8.02           $8.50
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)(b)                           .02             .02            (.01)           (.01)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   1.88            (.80)          (1.70)           (.46)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        1.90            (.78)          (1.71)           (.47)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income                                   (.05)           (.01)             --              --
------------------------------------------------------------------------------------------------------------------
From return of capital                                         --              --              --            (.01)
------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.05)           (.01)             --            (.01)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                               $7.37           $5.52           $6.31           $8.02
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                                      34.41          (12.34)         (21.32)          (5.48)*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                             $3,099          $2,448          $5,490          $6,992
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)                                 1.65            1.65            1.65            1.12*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)(a)                                  .33             .36            (.10)           (.19)*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                      27.56           60.10          124.23          115.16*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the periods ended January 31, 2004, January 31, 2003, January 31, 2002 and
    January 31, 2001 reflect a reduction of 1.38%, 1.14%, 0.15% and 0.44%, respectively, based on average net assets for class A shares. The fund is currently sold on a limited basis with limited assets (Note 2).

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
January 31, 2004

Note 1
Significant accounting policies

Putnam International Fund 2000 (the "fund"), is a series of Putnam Funds Trust (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-ended management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of a relatively small number of companies outside the United States which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued.

The fund offers class A shares, which are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge was 5.75%.

Effective February 27, 2004, a redemption fee of 1.00%, which is retained by the fund, may apply to shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase. Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2004, the value of securities loaned amounted to $64,398. The fund received cash collateral of $65,150 which is pooled with collateral of other Putnam funds into 9 issuers of high grade short-term investments.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At January 31, 2004, the fund had a capital loss carryover of $1,849,126 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
---------------------------------
   $1,432,964    January 31, 2010
      416,162    January 31, 2011


H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses and foreign tax credits. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended January 31, 2004, the fund reclassified $8,306 to decrease distributions in excess of net investment income and $7,589 to decrease paid-in-capital, with an increase to accumulated net realized losses of $717.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation               $757,740
Unrealized depreciation                (66,023)
                                  ------------
Net unrealized appreciation            691,717
Undistributed ordinary income               --
Capital loss carryforward           (1,849,126)
Post-October loss                           --
Cost for federal income
tax purposes                        $2,470,138


I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through January 31, 2005, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.65% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended January 31, 2004, the fund paid PFTC $4,778 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended January 31, 2004, the fund's expenses were reduced by $259 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the year ended January 31, 2004, Putnam Retail Management, acting as underwriter, received no monies from the sale of class A shares. A deferred sales charge of up to 1% is assessed on certain redemptions of shares. For the year ended January 31, 2004, Putnam Retail Management, acting as underwriter, received no monies on redemptions.

Note 3
Purchases and sales of securities

During the year ended January 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $742,508 and $821,690, respectively. There were no purchases and sales of U.S. government securities.

Note 4
Capital shares

At January 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     Year ended January 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             11,370           $61,928
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,806            19,641
----------------------------------------------------------------
                                        14,176            81,569

Shares repurchased                     (36,550)         (234,730)
----------------------------------------------------------------
Net decrease                           (22,374)        $(153,161)
----------------------------------------------------------------

                                     Year ended January 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             23,633          $138,327
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           910             5,197
----------------------------------------------------------------
                                        24,543           143,524

Shares repurchased                    (452,214)       (2,868,579)
----------------------------------------------------------------
Net decrease                          (427,671)      $(2,725,055)
----------------------------------------------------------------

At January 31, 2004, Putnam, LLC owned 356,708 class A shares of the fund (84.8% of class A shares outstanding), valued at $2,628,938.


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended January 31, 2004, Putnam Management has assumed $98 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

For the year ended January 31, 2004, interest and dividends from foreign countries were $62,718 or $0.149 per share. Taxes paid to foreign countries were $8,296 or $0.020 per share.

For its tax year ended January 31, 2004, the fund hereby designates 100%, or the maximum allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of January 31, 2004, there were 101 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Fund 2000. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For more information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


Not FDIC Insured    May Lose Value    No Bank Guarantee  211463  2SL  3/04




Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
January 31, 2003    $24,902     $    --         $2,740    $   --
January 31, 2004    $27,716     $    --         $4,407    $   --

For the fiscal years ended January 31, 2004 and January 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 145,087 and $ 2,740, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
January 31, 2003    $--             $--   $--         $--
January 31, 2004    $--             $--   $--         $--


Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: April 1, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: April 1, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: April 1, 2004